UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2021 (May 4, 2021)

MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-06890	14-1462255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension

Albany, New York 12205

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 218-2550

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MKTY	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 4, 2021, Mechanical Technology, Incorporated, a Nevada corporation (“MTI” or the “Company”), by and through its wholly-owned subsidiary EcoChain Block, LLC, a Delaware limited liability company (“ECB”), executed a 25-year ground lease with a power-providing cooperative (“Landlord”) with respect to an existing building and certain surrounding land (the “Building Lease”), and a 25-year ground lease with Landlord with respect to certain vacant land adjacent thereto, both located in the Southeastern United States (the “Vacant Land Lease”, and together with the Building Lease, the “Ground Leases”). In addition, ECB and Landlord have entered into a Power Supply Agreement (the “Power Supply Agreement”) whereby Landlord has agreed to supply power to the building leased under the Building Lease (the “Building Lease Premises”) and to the premises leased under the Vacant Land Lease (the “Vacant Land Premises”), some of which power, under certain circumstances, may be terminated by Landlord, on at least 6 months prior notice, any time after 12 months after the Building Commencement Date (as hereafter defined), in which case Landlord is required to reimburse ECB for all of its construction costs, subject to certain exceptions, relating to buildings and other improvements developed by ECB on the Vacant Land Premises.

ECB has agreed to pay rent to Landlord of $500,000 on the effective date of the Building Lease (such date, the “Building Commencement Date”) and the sum of $4,000,000 in periodic payments (the “Vacancy Payments”). MTI has executed a guaranty in favor of Landlord with respect to the Vacancy Payments (the “Guaranty of Rent”). The amount of each Vacancy Payment is determined based on the percentage of the building that has been vacated by existing tenants and available for use by ECB. The final Vacancy Payment is due within 60 days after the building has been completely vacated by the existing tenants, which date is contractually scheduled to be no later than March 31, 2022. ECB has the option of making the Vacancy Payments in cash or by having MTI issue its common stock in an amount that equals the Vacancy Payment then due based on the prior day’s closing price (any such shares, “Vacancy Payment Shares”). If ECB elects to make any payment in Vacancy Payment Shares, then Landlord has an option to accept such Vacancy Payment Shares or require such shares to be converted to cash as more fully provided in the Building Lease. The Building Lease also includes provisions relating to the issuance of additional shares of MTI’s common stock, which may be applied as an advance against future Vacancy Payments, all as fully provided in the Building Lease.

ECB has agreed to cause MTI to issue to Landlord 100,000 shares of its common stock, in connection with the Vacant Land Lease, upon the effective date of the Vacant Land Lease, which may not occur prior the Building Commencement Date. In addition, ECB and Landlord have entered into a memorandum of understanding providing ECB with a six-month exclusivity period to expand the Vacant Land Premises, including the obtaining additional power, in connection therewith. ECB and Landlord have not agreed on any of the terms of such expansion other than the exclusivity period previously described. ECB and Landlord have also entered into a transition services agreement (the “Transition Services Agreement”) by which Landlord will provide certain transition services to ECB at a fee to be mutually agreed by Landlord and ECB. The Transition Services Agreement also requires Landlord to pay ECB an amount approximately equal to Landlord’s net profits received from Landlord’s other tenants operating out of the Building Lease Premises.

The foregoing description of the transactions described herein are qualified in their entirety by reference to the full text of the Building Lease, the Vacant Land Lease, the Power Supply Agreement, the Transition Services Agreement, and the Guaranty of Rent, forms of which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and, 10.5, respectively, to this Current Report on Form 8-K (this “Form 8-K”), and each of which is incorporated herein in its entirety by reference. Certain identified information has been redacted from Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 because it is both not material and is the type that the Company treats as private or confidential.

We have omitted from the above-description of the transactions certain information relating to the identity of the Landlord and the specific location of the premises related to the Ground Leases, as we believe that providing such information, at this time, would likely cause competitive harm to the Company and ECB if publicly disclosed. We intend to provide this information as an exhibit in a future periodic report filed with the Securities and Exchange Commission.

Item 8.01 Other Events.

On May 4, 2021 MTI issued a press release announcing the transactions described in Item 1.01 of this Form 8-K. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 8.01 by reference.

Additionally, on May 4, 2021, MTI delivered to MTI’s stockholders a presentation related to recent transactions involving its wholly owned subsidiary, EcoChain, Inc. (“EcoChain”). MTI released presentation materials that describe the transactions described in this Form 8-K and EcoChain’s related activities in cryptomining, zero-carbon cloud computing and energy. The materials of the presentation are available at the Company's website, specifically located at: https://ecochainmining.com/news/transformational-transaction-overview/.

This Form 8-K and Exhibit 99.1 contain forward-looking statements. Forward looking statements include, but are not limited to, statements that express MTI’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company's future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Form of Ground Lease Agreement, dated as of May 3, 2021.

Exhibit 10.2	Form of Land Lease Agreement (Vacant Land), dated as of May 3, 2021.

Exhibit 10.3	Form of Power Supply Agreement, dated as of May 3, 2021.

Exhibit 10.4	Form of Transition Services Agreement, dated as of May 3, 2021.

Exhibit 10.5	Form of Guaranty of Rent, dated as of May 3, 2021.

Exhibit 99.1	Press Release of Mechanical Technology, Incorporated dated May 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2021	Mechanical Technology, Incorporated

	By:	/s/ Jessica L. Thomas
	Name:	Jessica L. Thomas
	Title:	Chief Financial Officer

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